EXHIBIT 10.87

                           TERMINATION AND RELEASE
                                       OF
                         TRADEMARK SECURITY AGREEMENT

      TERMINATION AND RELEASE OF TRADEMARK SECURITY AGREEMENT, dated as of May 31, 2002, by and between WACHOVIA BANK NATIONAL ASSOCIATION (hereinafter referred to as "the Lender") and IGI, Inc., a Delaware corporation, IGEN, Inc., a Delaware corporation, ImmunoGenetics, Inc., a Delaware corporation, Molecular Packaging Systems, Inc., a Delaware corporation, Micro-Pak, Inc., a Delaware corporation, and Micro Vesicular Systems, Inc., a Delaware corporation (hereinafter collectively referred to as "the Borrower").

      WHEREAS, pursuant to the terms of (i) the Loan Agreement, dated February 10, 1988 between the Lender and the Borrower, as amended and in effect from time to time (the "Loan Agreement"), and (ii) the Trademark Security Agreement, dated as of February 10, 1988, between the Lender and the Borrower, as amended and in effect from time to time("the Trademark Agreement"), and recorded with the United States Patent and Trademark Office on April 29, 1988 (Trademark Reel 0600 and Frame 532), the Borrower granted to the Lender a security interest in and lien on, and collaterally assigned to the Lender its trademarks, trademark registrations, trademark applications and associated goodwill identified on Schedule A attached hereto (such trademarks referred to herein as the "Named Trademarks"); and

      WHEREAS, the Lender has agreed to terminate and release its security interest and all of its right, title and interest in each of the Named Trademarks as herein provided;

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lender and the Company hereby agree as follows:

      Release and Assignment. The Lender hereby terminates and releases its security interest in and lien on all of the Borrower's Named Trademarks, and the Lender hereby assigns and transfers to the Company, without recourse, all of the Lender's right, title and interest in and to each of the Named Trademarks and the related trademark registrations and goodwill.

     IN WITNESS WHEREOF, the Lender has executed this Release to take effect as of the date first set forth above.

                              Wachovia Bank National Association, Successor By Merger to First Pennsylvania Bank NA

                                            By:  /s/ Barbara Benetz
                                            -------------------------------
                                            Name: BARBARA BENETZ
                                            Title: OFFICER



                        CERTIFICATE OF ACKNOWLEDGMENT

STATE OF PENNSYLVANIA       )
                            )ss.
COUNTY OF Philadelphia      )

      Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 31st day of May, 2002, personally appeared Barbara Benetz to me known personally, and who, being by me duly sworn, deposes and says that he/she is a Officer of Wachovia Bank, National Association, and that said instrument was signed and sealed on behalf of said banking institution by authority of its Board of Directors, and said officer acknowledged said instrument to be the free act and deed of said banking institution.

                                       /s/ Rhonda Smith
                                       ------------------------------------
                                       Notary Public
                                       My Commission Expires:

                                                  Notarial Seal
                                           Rhonda Smith, Notary Public
                                    City of Philadelphia, Philadelphia County
                                        My Commission Expires May 12, 2003
                                   Member, Pennsylvania Association of Notaries

                                 Schedule A

                    Vineland (U.S.) Registered Trademarks


  Trademark                         Registration No.             Date


Formaldegen                             675,812                 03-24-59
Greek Winged Design-VIPOL               584,352                 09-23-52
Hathogen                                920,016                 09-14-71
Proturk                               1,051,683                 11-02-76
Sant-Squad                            1,045,750                 08-10-76
T.M.F.                                  581,836                 11-03-53
Udder Magic                           1,267,658                 02-21-84
Vi So-Bronc                             982,458                 04-23-74
Vi Uni-Bronc                            981,854                 04-08-74
ViBanco                                 982,200                 08-16-74
ViBursa-K                             1,199,266                 06-29-82
ViMark (Machine)                      1,096,601                 07-18-78
ViMark (Vaccine)                      1,045,751                 04-10-76
Vinco                                 1,212,809                 10-19-82
Vinelab                                 678,764                 05-19-59
Vinelab design                          565,737                 10-21-52
Vinelab design                          570,347                 02-10-53
Vineland                                291,953                 02-23-82
Vineland                                409,636                 01-17-83
Vineland                                579,571                 09-08-53
Vineland                                581,856                 11-03-53
Vineland                              1,277,814                 05-14-84
Vineland Ratrid                         586,804                 03-25-82
Vineland w/Design                       916,566                 07-20-71
Vitapol                               1,266,115                 02-07-84

JUL 0600

TRADE-MARK

                      Tomlyn U.S. Registered Trademarks


  Trademark                          Registration No.             Date


Biocaine                              1,305,699                 11-20-84
Fungisan                              1,113,937
Nik Stop                              1,339,965                 06-11-86
Protacta-Pad                          1,357,555                 09-03-85




                       Tomlyn Pending U.S. Trademark Applications


Matox                                 SN 366,725
Wild Hane Tamer                       SN 366,722
Preen Gleem                           SN 366,724

JUL 0600

TRADE-MARK

RECORDED
PATENT TRADEMARK OFFICE
APR 29 1988

                           Evico U.S. Registered Trademarks


  Trademark                          Registration No.             Date
Cardiatone                              955,591                 03/20/73
Cardoxin                              1,219,670                 12-04-82
Chlorsol                                945,095                 10-17-72
Chlorasone                              945,096                 10-17-72
Difil                                 1,201,756                 07-20-82
Difil Test                            1,028,287                 12-30-78
Enderm-Forte                            956,051                 03-27-73
Evarglo                                 915,871                 07-06-71
Evarglo Potion Pak                      921,016                 09-28-71
Evsco                                   921,031                 09-28-71
Evsco & Design                          894,017                 07-07-70
Facalyzer                             1,208,030                 09-14-82
Facalyzer                               970,157                 10-09-73
Facasol                               1,212,050                 10-12-82
Falovite                                955,587                 03-20-73
Flaavac                               1,137,203                 06-20-80
Garibons                                932,499                 04-18-72
Groom Aid                               980,694                 03-19-74
K-P Sol                               1,209,470                 08-21-82
Laxatone                              1,135,477                 03-20-80
Liquichior                              922,226                 10-19-71
Liquisone F                             935,592                 03-20-80
Medicollar                              962,127                 06-26-73
Nathagel                                955,590                 03-20-73
Neo-diarsol                           1,209,469                 09-21-82
Neochol                                 961,316                 06-19-73
Nutri-Cal                               961,908                 08-25-73
Optifilm                                950,247                 01-09-73
Optisone                                955,593                 03-20-73
Pectasol                                957,601                 04-24-73
Puppyvite                             1,461,618                 10/20/87
Ranaseptic                              955,589                 03-20-73
Sect-a-spray                            953,409                 02-20-73
Staroplex                               911,178                 04-13-71
Urolyzer                              1,147,532                 02-24-81
Vatifuge                              1,090,757                 05-09-78
Vitabons                                955,588                 03-20-73

JUL 0600

TRADE-MARK